UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 11, 2007
DEALERTRACK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 516-734-3600
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPALS OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
     On October 11, 2007, Thomas F. Gilman, a director of DealerTrack Holdings, Inc. (the “Company”), informed the Company that he is resigning from the Board of Directors of the Company effective November 5, 2007. Mr. Gilman cited time commitments from his role at Cerberus LLC as his reason for deciding to leave the Board of Directors of the Company at this time. Additionally, the Company announced that it plans to appoint Barry Zwarenstein to its Board on November 6, 2007 and that it anticipates that director Thomas R. Gibson will resign from the DealerTrack board in the near future.
ITEM 8.01. OTHER EVENTS
     On October 16, 2007 the Company issued the press release attached as Exhibit 99.1 hereto.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits.

Exhibit
No.	Description
99.1	Press Release dated October 16, 2007 entitled “Dealertrack Selected as DMS Solutions Provider for Asbury Automotive Group.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 16, 2007

Dealertrack Holdings, Inc.
By:	/s/ Robert J. Cox III
Robert J. Cox III
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated October 16, 2007 entitled “Dealertrack Selected as DMS Solutions Provider for Asbury Automotive Group.”